UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21670

Eaton Vance Enhanced Equity Income Fund II

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

December 31

Date of Fiscal Year End

December 31, 2020

Date of Reporting Period

Item 1.	Reports to Stockholders

Eaton Vance

Enhanced Equity Income Fund II (EOS)

Annual Report

December 31, 2020

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Managed Distribution Plan. Pursuant to an exemptive order issued by the Securities and Exchange Commission (Order), the Fund is authorized to distribute long-term capital gains to shareholders more frequently than once per year. Pursuant to the Order, the Fund’s Board of Trustees approved a Managed Distribution Plan (MDP) pursuant to which the Fund makes monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share.

The Fund currently distributes monthly cash distributions equal to $0.0988 per share in accordance with the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Trustees and the Board may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

The Fund may distribute more than its net investment income and net realized capital gains and, therefore, a distribution may include a return of capital. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” With each distribution, the Fund will issue a notice to shareholders and a press release containing information about the amount and sources of the distribution and other related information. The amounts and sources of distributions contained in the notice and press release are only estimates and are not provided for tax purposes. The amounts and sources of the Fund’s distributions for tax purposes will be reported to shareholders on Form 1099-DIV for each calendar year.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report December 31, 2020

Eaton Vance

Enhanced Equity Income Fund II

Eaton Vance

Enhanced Equity Income Fund II

December 31, 2020

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period that began January 1, 2020, included some of the best and worst U.S. equity performances in over a decade.

As the period opened, news of a novel coronavirus outbreak in China began to raise investor concerns. As the virus turned into a global pandemic in February and March, it ended the longest-ever U.S. economic expansion and triggered a global economic slowdown. Economic activity declined dramatically and equity markets plunged in value amid unprecedented volatility.

In response, the U.S. Federal Reserve (the Fed) announced two emergency rate cuts in March 2020 — lowering the federal funds rate to 0.00%-0.25% — along with other measures designed to shore up equity and credit markets. At its July meeting, the Fed provided additional reassurances that it would use all the tools at its disposal to support the U.S. economy.

These actions helped calm markets and initiated a new equity rally that began in April and lasted through most of the summer. As consumers started to emerge from coronavirus lockdowns and factories gradually resumed production, stock prices reflected investor optimism. In the second quarter of 2020, U.S. stocks reported their best quarterly returns since 1998 — on the heels of the worst first quarter for American stocks since the 2007-2008 global financial crisis.

In September 2020, however, the equity rally stalled, as stock prices on Wall Street began to reflect the reality on Main Street, where coronavirus cases were on the rise in nearly every state. In September and October 2020, most U.S. stock indexes reported negative returns, reflecting concerns about the economic outlook for fall and winter, uncertainties related to the presidential election, and the failure of Congress to pass additional financial relief for struggling businesses and workers facing unemployment.

In the final two months of the period, however, stocks reversed course again. Joe Biden’s victory in the November presidential election eased political uncertainties that had dogged investment markets through much of the fall. Additionally, the announcement that two COVID-19 vaccine candidates had proven more than 90% effective in late-stage trials boosted investor optimism that powered a new stock market rally. Unlike the largely tech-centered rally of the previous spring and summer, this rally was more broad-based, with strong participation by value and growth stocks across the market cap range. As both vaccines were approved for emergency use and vaccinations began in December 2020, an eventual end to the pandemic seemed to be in sight and the equity rally continued.

For the period as a whole, positive equity returns belied the dramatic volatility during the period, but demonstrated the dominance of technology stocks. The S&P 500® Index, a broad measure of U.S. stocks, returned 18.40%; the blue-chip Dow Jones Industrial Average® returned 9.72%; and the technology-laden Nasdaq Composite Index returned 44.92%. Small-cap U.S. stocks, as measured by the Russell 2000® Index, kept pace with their large-cap counterparts, as measured by the S&P 500® Index and Russell 1000® Index. As a group, growth stocks significantly outpaced value stocks, as measured by the Russell growth and value indexes.

Fund Performance

For the 12-month period ended December 31, 2020, Eaton Vance Enhanced Equity Income Fund II (the Fund) returned 28.55% at net asset value of its common shares (NAV), underperforming the 38.49% return of its equity benchmark, the Russell 1000® Growth Index (the Index); but outperforming its options benchmarks, the Cboe S&P 500 BuyWrite IndexSM and the Cboe NASDAQ–100 BuyWrite IndexSM, which returned –2.75% and 7.02%, respectively. The Fund’s underlying common stock portfolio performed approximately in line with the Index.

The Fund’s options overlay strategy (the options strategy) was the largest single detractor from overall Fund performance versus the Index during the period. The options strategy, which is designed to help limit the Fund’s exposure to market volatility and contribute to current income, may be beneficial during times of market weakness, but it may also detract from performance during periods of market strength.

During the period, the options strategy weighed on the Fund’s total return, particularly within the information technology sector. The calls that the Fund sold detracted from performance in the second half of 2020, when technology stocks largely led a market rally. While option premiums also significantly increased during the period, they were not able to offset the appreciation in the stocks within the Index.

In the Fund’s common stock portfolio, stock selections in the information technology (IT) sector, along with stock selections and an underweight position relative to the Index in the consumer staples sector, helped Fund performance versus the Index during the period. Avoiding the poor-performing real estate sector also contributed to returns relative to the Index, as companies across the sector suffered from declining office occupancy and retail tenants falling behind in rents or going out of business during the pandemic.

Within the IT sector, the Fund’s overweight position in Zscaler, Inc. (Zscaler) contributed to relative performance as the stock more than quadrupled in price during the period. Zscaler provides a cloud-based cybersecurity-as-a-service platform that saw increased demand and investor enthusiasm as companies across the globe shifted to an internet-based remote work environment during the pandemic. Elsewhere in IT, the Fund’s overweight position in PayPal Holdings, Inc. also benefited from changing behaviors during the pandemic. The online payments processor reported several quarters of better-than-projected revenues and profitability as the pandemic accelerated consumers’ shift from in-store to online shopping.

In contrast, stock selections in the communication services and financials sectors, along with stock selections and an overweight position in the health care sector, detracted from Fund performance versus the Index during the period.

On an individual stock basis, not owning electric vehicle company Tesla, Inc. (Tesla), an Index component, hurt relative performance as well. Tesla’s shares advanced during the period based, in part, on investors’ perceptions that the company’s lead over traditional auto makers in electronic vehicles and battery technology was growing.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Enhanced Equity Income Fund II

December 31, 2020

Performance2

Portfolio Managers Michael A. Allison, CFA, Lewis R. Piantedosi and Yana S. Barton, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years

Fund at NAV	01/31/2005	28.55%	15.94%	13.82%
Fund at Market Price	—	29.31	17.75	14.64

Russell 1000® Growth Index	—	38.49%	20.98%	17.19%
Cboe S&P 500 BuyWrite IndexSM	—	–2.75	5.32	6.14
Cboe NASDAQ–100 BuyWrite IndexSM	—	7.02	9.53	7.92

% Premium/Discount to NAV[3]

				2.31%

Distributions[4]

Total Distributions per share for the period				$1.087
Distribution Rate at NAV				5.59%
Distribution Rate at Market Price				5.47

Fund Profile

Sector Allocation (% of total investments)5

Top 10 Holdings (% of total investments)5

Amazon.com, Inc.	9.1%

Alphabet, Inc., Class C	6.4

Microsoft Corp.	5.9

Apple, Inc.	5.1

Visa, Inc., Class A	4.9

PayPal Holdings, Inc.	3.8

Adobe, Inc.	3.8

QUALCOMM, Inc.	3.6

Facebook, Inc., Class A	3.4

salesforce.com, inc.	2.9

Total	48.9%

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Enhanced Equity Income Fund II

December 31, 2020

Fund Snapshot

Objective	The primary investment objective is to provide current income, with a secondary objective of capital appreciation.

Strategy	The Fund invests in a portfolio of primarily large- and mid-cap securities that the investment adviser believes have above-average growth and financial strength and writes call options on individual securities to seek to generate current earnings from the option premium.

Options Strategy	Write Single Stock Covered Calls
Equity Benchmark[2]	Russell 1000® Growth Index
Morningstar Category	Option Writing
Distribution Frequency	Monthly

Common Stock Portfolio
Positions Held	58
% US / Non-US	98.4/1.6
Average Market Cap	$573.5 Billion

Call Options Written
% of Stock Portfolio	49%
Average Days to Expiration	26 days
% Out of the Money	6.3%

The following terms as used in the Fund snapshot:

Average Market Cap: An indicator of the size of the companies in which the Fund invests and is the sum of each security’s weight in the portfolio multiplied by its market cap. Market Cap is determined by multiplying the price of a share of a company’s common stock by the number of shares outstanding.

Call Option: For a call option on a security, the option buyer has the right to purchase, and the option seller (or writer) has the obligation to sell, a specified security at a specified price (exercise price or strike price) on or before a specified date (option expiration date). The buyer of a call option makes a cash payment (premium) to the seller (writer) of the option upon entering into the option contract.

Covered Call Strategy: A strategy of owning a portfolio of common stocks and writing call options on all or a portion of such stocks to generate current earnings from option premium.

Out of the Money: For a call option on a common stock, the extent to which the exercise price of the option exceeds the current price of the stock.

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Enhanced Equity Income Fund II

December 31, 2020

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Russell 1000® Growth Index is an unmanaged index of U.S. large-cap growth stocks. Cboe S&P 500 BuyWrite IndexSM measures the performance of a hypothetical buy-write strategy on the S&P 500® Index. Cboe NASDAQ–100 BuyWrite IndexSM measures the performance of a theoretical portfolio that owns stocks included in the NASDAQ–100® Index and writes (sells) NASDAQ–100® Index covered call options. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

The shares of the Fund often trade at a discount or premium to their net asset value. The discount or premium may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to https://funds.eatonvance.com/closed-end-fund-prices.php.

[4]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. In recent years, a significant portion of the Fund’s distributions has been characterized as a return of capital. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[5]	Depictions do not reflect the Fund’s option positions. Excludes cash and cash equivalents.

Fund snapshot and profile subject to change due to active management.

Additional Information

S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Russell 1000® Index is an unmanaged index of 1,000 U.S. large-cap stocks.

Important Notice to Shareholders

On August 13, 2020, the Board of Trustees of the Fund amended and restated the Fund’s By-Laws (the “Amended and Restated By-Laws”). The Amended and Restated By-Laws include provisions (the “Control Share Provisions”) pursuant to which, in summary, a shareholder who obtains beneficial ownership of Fund shares in a “Control Share Acquisition” may exercise voting rights with respect to such shares only to the extent the authorization of such voting rights is approved by other shareholders of the Fund. The Control Share Provisions are primarily intended to protect the interests of the Fund and its shareholders by limiting the risk that the Fund will become subject to undue influence by opportunistic hedge funds or other activist investors. The Control Share Provisions do not eliminate voting rights for shares acquired in Control Share Acquisitions, but rather, they entrust the Fund’s other “non-interested” shareholders with determining whether to approve the authorization of voting rights for such shares. Subject to various conditions and exceptions, the Amended and Restated By-Laws define a “Control Share Acquisition” to include an acquisition of Fund shares that, but for the Control Share Provisions, would give the beneficial owner, upon the acquisition of such shares, the ability to exercise voting power in the election of Fund Trustees in any of the following ranges: (i) one-tenth or more, but less than one-fifth of all voting power; (ii) one-fifth or more, but less than one-third of all voting power; (iii) one-third or more, but less than a majority of all voting power; or (iv) a majority or more of all voting power. Share acquisitions prior to August 13, 2020 are excluded from the definition of Control Share Acquisition. This discussion is only a high-level summary of certain aspects of the Control Share Provisions, and is qualified in its entirety by reference to the full Amended and Restated By-Laws. The Amended and Restated By-Laws were filed by the Fund on Form 8-K with the Securities and Exchange Commission and are available at sec.gov.

5

Eaton Vance

Enhanced Equity Income Fund II

December 31, 2020

Portfolio of Investments

Common Stocks — 101.0%(1)
Security	Shares	Value

Aerospace & Defense — 1.2%

Hexcel Corp.	147,137	$7,134,673

Raytheon Technologies Corp.	79,060	5,653,581

		$12,788,254

Auto Components — 0.9%

Aptiv PLC	69,279	$9,026,361

		$9,026,361

Banks — 1.0%

JPMorgan Chase & Co.	80,224	$10,194,064

		$10,194,064

Beverages — 1.5%

Constellation Brands, Inc., Class A	42,223	$9,248,948

PepsiCo, Inc.	40,858	6,059,241

		$15,308,189

Biotechnology — 5.0%

AbbVie, Inc.	202,740	$21,723,591

Argenx SE ADR(2)	35,794	10,526,657

Blueprint Medicines Corp.(2)	74,870	8,396,671

Immunovant, Inc.(2)	102,760	4,746,484

Vertex Pharmaceuticals, Inc.(2)	30,788	7,276,436

		$52,669,839

Building Products — 0.8%

Trane Technologies PLC	56,633	$8,220,846

		$8,220,846

Capital Markets — 2.5%

Charles Schwab Corp. (The)	243,056	$12,891,690

Goldman Sachs Group, Inc. (The)	52,988	13,973,466

		$26,865,156

Commercial Services & Supplies — 0.6%

Waste Connections, Inc.	56,798	$5,825,771

		$5,825,771

Containers & Packaging — 0.3%

Avery Dennison Corp.	20,005	$3,102,976

		$3,102,976

Security	Shares	Value

Electrical Equipment — 1.3%

AMETEK, Inc.	116,228	$14,056,614

		$14,056,614

Electronic Equipment, Instruments & Components — 2.0%

Zebra Technologies Corp., Class A(2)	53,721	$20,646,592

		$20,646,592

Entertainment — 3.0%

Netflix, Inc.(2)	35,031	$18,942,313

Walt Disney Co. (The)(2)	68,709	12,448,696

		$31,391,009

Food & Staples Retailing — 1.1%

Sysco Corp.	150,615	$11,184,670

		$11,184,670

Food Products — 0.9%

Mondelez International, Inc., Class A	171,311	$10,016,554

		$10,016,554

Health Care Equipment & Supplies — 4.7%

Abbott Laboratories	74,813	$8,191,275

Boston Scientific Corp.(2)	228,223	8,204,617

Haemonetics Corp.(2)	105,867	12,571,706

Intuitive Surgical, Inc.(2)	19,340	15,822,054

Tandem Diabetes Care, Inc.(2)	53,892	5,156,387

		$49,946,039

Health Care Providers & Services — 2.5%

UnitedHealth Group, Inc.	76,115	$26,692,008

		$26,692,008

Hotels, Restaurants & Leisure — 1.6%

Starbucks Corp.	160,611	$17,182,165

		$17,182,165

Interactive Media & Services — 10.7%

Alphabet, Inc., Class C(2)	39,086	$68,473,982

Facebook, Inc., Class A(2)	133,434	36,448,831

Twitter, Inc.(2)	149,381	8,088,981

		$113,011,794

6	See Notes to Financial Statements.

Eaton Vance

Enhanced Equity Income Fund II

December 31, 2020

Portfolio of Investments — continued

Security	Shares	Value

Internet & Direct Marketing Retail — 9.2%

Amazon.com, Inc.(2)	29,704	$96,743,849

		$96,743,849

IT Services — 9.4%

GoDaddy, Inc., Class A(2)	79,599	$6,602,737

PayPal Holdings, Inc.(2)	173,979	40,745,882

Visa, Inc., Class A	238,921	52,259,190

		$99,607,809

Life Sciences Tools & Services — 2.1%

10X Genomics, Inc., Class A(2)	60,825	$8,612,820

Illumina, Inc.(2)	16,561	6,127,570

Thermo Fisher Scientific, Inc.	15,588	7,260,579

		$22,000,969

Pharmaceuticals — 0.6%

Ipsen S.A.	80,869	$6,686,909

		$6,686,909

Road & Rail — 1.8%

CSX Corp.	104,588	$9,491,361

Uber Technologies, Inc.(2)	176,578	9,005,478

		$18,496,839

Semiconductors & Semiconductor Equipment — 7.8%

Micron Technology, Inc.(2)	326,667	$24,558,825

NVIDIA Corp.	7,399	3,863,758

QUALCOMM, Inc.	252,995	38,541,258

Texas Instruments, Inc.	94,764	15,553,615

		$82,517,456

Software — 18.6%

Adobe, Inc.(2)	80,327	$40,173,139

Intuit, Inc.	56,776	21,566,363

Microsoft Corp.	280,404	62,367,458

Palantir Technologies, Inc., Class A(2)	472,600	11,129,730

SailPoint Technologies Holdings, Inc.(2)	182,624	9,722,902

salesforce.com, inc.(2)	137,424	30,580,963

Zscaler, Inc.(2)	104,088	20,787,414

		$196,327,969

Security	Shares	Value

Specialty Retail — 3.1%

AutoZone, Inc.(2)	4,353	$5,160,220

Lowe’s Cos., Inc.	95,221	15,283,923

TJX Cos., Inc. (The)	185,707	12,681,931

		$33,126,074

Technology Hardware, Storage & Peripherals — 5.1%

Apple, Inc.	406,717	$53,967,279

		$53,967,279

Textiles, Apparel & Luxury Goods — 1.7%

NIKE, Inc., Class B	129,689	$18,347,103

		$18,347,103

Total Common Stocks (identified cost $466,892,043)		$1,065,951,157

Short-Term Investments — 0.0%(3)
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.11%(4)	152,824	$152,824

Total Short-Term Investments (identified cost $152,824)		$152,824

Total Investments — 101.0% (identified cost $467,044,867)		$1,066,103,981

Total Written Covered Call Options — (0.9)% (premiums received $11,659,340)		$(9,936,938)

Other Assets, Less Liabilities — (0.1)%		$(600,451)

Net Assets — 100.0%		$1,055,566,592

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	All or a portion of each applicable common stock for which a written call option is outstanding at December 31, 2020 has been pledged as collateral for such written option.

(2)	Non-income producing security.

(3)	Amount is less than 0.05%.

(4)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2020.

7	See Notes to Financial Statements.

Eaton Vance

Enhanced Equity Income Fund II

December 31, 2020

Portfolio of Investments — continued

Written Covered Call Options — (0.9)%

Exchange-Traded Options — (0.9)%

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value

Abbott Laboratories	370	$ 4,051,130	$115	2/19/21	$(71,225)

AbbVie, Inc.	1,010	10,822,150	110	1/15/21	(112,615)

Adobe, Inc.	400	20,004,800	525	1/22/21	(177,000)

Alphabet, Inc., Class C	195	34,161,660	1,820	1/15/21	(218,400)

Amazon.com, Inc.	145	47,225,485	3,600	1/29/21	(429,200)

AMETEK, Inc.	580	7,014,520	125	2/19/21	(174,000)

Apple, Inc.	2,030	26,936,070	135	1/15/21	(526,785)

Aptiv PLC	345	4,495,005	140	2/19/21	(115,575)

Argenx SE ADR	180	5,293,620	300	1/15/21	(162,900)

AutoZone, Inc.	20	2,370,880	1,230	1/15/21	(18,000)

Avery Dennison Corp.	100	1,551,100	155	1/15/21	(32,500)

Blueprint Medicines Corp.	370	4,149,550	140	2/19/21	(91,575)

Charles Schwab Corp. (The)	1,215	6,444,360	53	1/15/21	(199,260)

Constellation Brands, Inc., Class A	210	4,600,050	215	1/15/21	(184,800)

CSX Corp.	520	4,719,000	98	2/19/21	(76,960)

Facebook, Inc., Class A	665	18,165,140	300	1/15/21	(55,195)

GoDaddy, Inc., Class A	395	3,276,525	88	1/15/21	(25,675)

Goldman Sachs Group, Inc. (The)	260	6,856,460	275	2/19/21	(197,600)

Haemonetics Corp.	525	6,234,375	120	1/15/21	(196,875)

Hexcel Corp.	735	3,564,015	60	1/15/21	(183,750)

Illumina, Inc.	80	2,960,000	350	1/15/21	(198,800)

Intuit, Inc.	280	10,635,800	380	1/15/21	(214,200)

Intuitive Surgical, Inc.	95	7,771,950	810	1/15/21	(253,650)

JPMorgan Chase & Co.	400	5,082,800	125	1/15/21	(152,000)

Lowe’s Cos., Inc.	475	7,624,225	165	1/15/21	(70,537)

Micron Technology, Inc.	1,630	12,254,340	68	1/15/21	(1,381,425)

Microsoft Corp.	1,400	31,138,800	240	1/29/21	(213,500)

Mondelez International, Inc., Class A	855	4,999,185	60	2/19/21	(101,317)

Netflix, Inc.	175	9,462,775	625	2/19/21	(171,063)

NIKE, Inc., Class B	650	9,195,550	150	2/19/21	(135,200)

NVIDIA Corp.	35	1,827,700	600	1/15/21	(2,765)

Palantir Technologies, Inc., Class A	2,360	5,557,800	35	1/15/21	(34,220)

PayPal Holdings, Inc.	865	20,258,300	250	2/19/21	(689,838)

PepsiCo, Inc.	200	2,966,000	150	1/15/21	(25,700)

QUALCOMM, Inc.	1,260	19,194,840	160	1/15/21	(179,550)

Raytheon Technologies Corp.	395	2,824,645	75	1/15/21	(18,170)

SailPoint Technologies Holdings, Inc.	910	4,844,840	65	2/19/21	(81,900)

salesforce.com, inc.	690	15,354,570	260	2/19/21	(105,570)

Starbucks Corp.	800	8,558,400	105	1/15/21	(260,000)

Sysco Corp.	750	5,569,500	75	1/15/21	(110,625)

Tandem Diabetes Care, Inc.	265	2,535,520	115	1/15/21	(2,650)

Texas Instruments, Inc.	470	7,714,110	170	1/15/21	(47,470)

Thermo Fisher Scientific, Inc.	75	3,493,350	500	1/15/21	(7,125)

TJX Cos., Inc. (The)	925	6,316,825	68	1/15/21	(189,625)

8	See Notes to Financial Statements.

Eaton Vance

Enhanced Equity Income Fund II

December 31, 2020

Portfolio of Investments — continued

Written Covered Call Options — (0.9)% (continued)

Exchange-Traded Options — (0.9)% (continued)

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value

Trane Technologies PLC	280	$ 4,064,480	$150	1/15/21	$(32,900)

Twitter, Inc.	750	4,061,250	60	1/29/21	(61,500)

Uber Technologies, Inc.	880	4,488,000	60	2/19/21	(101,640)

UnitedHealth Group, Inc.	380	13,325,840	370	1/15/21	(79,420)

Vertex Pharmaceuticals, Inc.	150	3,545,100	250	1/15/21	(36,750)

Visa, Inc., Class A	1,190	26,028,870	220	1/22/21	(550,375)

Walt Disney Co. (The)	345	6,250,710	180	2/19/21	(341,550)

Waste Connections, Inc.	280	2,871,960	105	1/15/21	(17,500)

Zebra Technologies Corp., Class A	270	10,376,910	370	1/15/21	(521,100)

Zscaler, Inc.	515	10,285,065	230	2/19/21	(297,413)

Total					$(9,936,938)

Abbreviations:

ADR	–	American Depositary Receipt

9	See Notes to Financial Statements.

Eaton Vance

Enhanced Equity Income Fund II

December 31, 2020

Statement of Assets and Liabilities

Assets	December 31, 2020

Unaffiliated investments, at value (identified cost, $466,892,043)	$1,065,951,157

Affiliated investment, at value (identified cost, $152,824)	152,824

Dividends receivable	99,170

Dividends receivable from affiliated investment	294

Receivable for Fund shares sold	253,616

Receivable from the transfer agent	255,312

Tax reclaims receivable	33,777

Total assets	$1,066,746,150

Liabilities

Written options outstanding, at value (premiums received, $11,659,340)	$9,936,938

Payable to affiliates:

Investment adviser fee	878,375

Trustees’ fees	11,975

Accrued expenses	352,270

Total liabilities	$11,179,558

Net Assets	$1,055,566,592

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 49,785,391 shares issued and outstanding	$497,854

Additional paid-in capital	460,150,626

Distributable earnings	594,918,112

Net Assets	$1,055,566,592

Net Asset Value

($1,055,566,592 ÷ 49,785,391 common shares issued and outstanding)	$21.20

10	See Notes to Financial Statements.

Eaton Vance

Enhanced Equity Income Fund II

December 31, 2020

Statement of Operations

Investment Income	Year Ended December 31, 2020

Dividends (net of foreign taxes, $7,519)	$6,561,663

Dividends from affiliated investment	35,042

Total investment income	$6,596,705

Expenses

Investment adviser fee	$8,900,226

Trustees’ fees and expenses	47,148

Custodian fee	272,181

Transfer and dividend disbursing agent fees	18,595

Legal and accounting services	121,419

Printing and postage	266,790

Miscellaneous	88,057

Total expenses	$9,714,416

Net investment loss	$(3,117,711)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$62,327,139

Investment transactions — affiliated investment	3,567

Written options	(62,886,965)

Foreign currency transactions	(28,785)

Net realized loss	$(585,044)

Change in unrealized appreciation (depreciation) —

Investments	$238,747,122

Investments — affiliated investment	(604)

Written options	1,319,443

Net change in unrealized appreciation (depreciation)	$240,065,961

Net realized and unrealized gain	$239,480,917

Net increase in net assets from operations	$236,363,206

11	See Notes to Financial Statements.

Eaton Vance

Enhanced Equity Income Fund II

December 31, 2020

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2020	2019

From operations —

Net investment loss	$(3,117,711)	$(1,264,080)

Net realized gain (loss)	(585,044)	51,456,765

Net change in unrealized appreciation (depreciation)	240,065,961	142,579,591

Net increase in net assets from operations	$236,363,206	$192,772,276

Distributions to shareholders	$(1,811,802)	$(62,066,041	)(1)

Tax return of capital to shareholders	$(52,079,822)	$—

Capital share transactions —

Proceeds from shelf offering, net of offering costs (see Note 5)	$12,051,025	$18,409,016

Reinvestment of distributions	1,728,984	2,622,878

Net increase in net assets from capital share transactions	$13,780,009	$21,031,894

Net increase in net assets	$196,251,591	$151,738,129

Net Assets

At beginning of year	$859,315,001	$707,576,872

At end of year	$1,055,566,592	$859,315,001

(1)	The tax character of a portion of the distribution, amounting to $3,423,664, was based on management’s estimate. See Note 2.

12	See Notes to Financial Statements.

Eaton Vance

Enhanced Equity Income Fund II

December 31, 2020

Financial Highlights

	Year Ended December 31,
	2020	2019		2018	2017		2016

Net asset value — Beginning of year	$17.530	$14.820		$15.770	$13.660		$14.410

Income (Loss) From Operations

Net investment income (loss)(1)	$(0.063)	$(0.026)		$(0.027)	$(0.023)		$0.025

Net realized and unrealized gain	4.819	4.015		0.127	3.183		0.275

Total income from operations	$4.756	$3.989		$0.100	$3.160		$0.300

Less Distributions

From net investment income	$—	$—		$—	$—		$(0.054)

From net realized gain	(0.037)	(1.284	)(2)	(1.050)	(0.423)		(0.126)

Tax return of capital	(1.050)	—		—	(0.627)		(0.870)

Total distributions	$(1.087)	$(1.284)		$(1.050)	$(1.050)		$(1.050)

Premium from common shares sold through shelf offering (see Note 5)(1)	$0.001	$0.005		$—	$—		$—

Net asset value — End of year	$21.200	$17.530		$14.820	$15.770		$13.660

Market value — End of year	$21.690	$17.830		$14.670	$15.220		$12.800

Total Investment Return on Net Asset Value(3)	28.55%	27.71%		0.21%	24.04	%(4)	2.72%

Total Investment Return on Market Value(3)	29.31%	31.22%		2.78%	27.76%		1.68%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$1,055,567	$859,315		$707,577	$751,565		$651,080

Ratios (as a percentage of average daily net assets):

Expenses	1.09%	1.09%		1.10%	1.10%		1.11%

Net investment income (loss)	(0.35)%	(0.16)%		(0.17)%	(0.15)%		0.18%

Portfolio Turnover	38%	40%		44%	48%		58%

(1)	Computed using average shares outstanding.

(2)

The tax character of a portion of the distribution ($0.069 per share) was based on management’s estimate and was subsequently determined to be $0.063 per share of tax return of capital and $0.006 per share from net realized gain. See Note 2.

(3)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(4)

During the year ended December 31, 2017, the Fund received a payment from an affiliate as reimbursement for certain losses. Excluding this payment, total return at net asset value would have been 23.72%.

13	See Notes to Financial Statements.

Eaton Vance

Enhanced Equity Income Fund II

December 31, 2020

Notes to Financial Statements

1   Significant Accounting Policies

Eaton Vance Enhanced Equity Income Fund II (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide current income, with a secondary objective of capital appreciation.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A   Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices.

Derivatives. U.S. exchange-traded options are valued at the mean between the bid and ask prices at valuation time as reported by the Options Price Reporting Authority. Non-U.S. exchange-traded options and over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B   Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C   Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates.

D   Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of December 31, 2020, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

14

Eaton Vance

Enhanced Equity Income Fund II

December 31, 2020

Notes to Financial Statements — continued

E   Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F   Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G   Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H   Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the exercise price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the exercise price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

2   Distributions to Shareholders and Income Tax Information

Subject to its Managed Distribution Plan, the Fund makes monthly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on stock investments. The Fund intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a substantial return of capital component.

The tax character of distributions declared for the years ended December 31, 2020 and December 31, 2019 was as follows:

	Year Ended December 31,
	2020	2019

Long-term capital gains	$1,811,802	$58,955,112

Tax return of capital	$52,079,822	$3,110,929

In December 2019, the Fund accelerated the declaration, record and payment dates of its regular January 2020 distribution to allow the Fund to meet its distribution requirements for federal excise tax purposes for the year ended December 31, 2019. For tax purposes, a portion of such distribution, amounting to $3,423,664 or $0.069 per share, was considered to be a distribution made in the Fund’s taxable year ended December 31, 2020 and its tax character was to be determined in such year. The tax character of the distribution was determined to be $3,110,929 (or $0.063 per share) of tax return of capital and $312,735 (or $0.006 per share) of long-term capital gains.

During the year ended December 31, 2020, distributable earnings was increased by $3,111,432 and paid-in capital was decreased by $3,111,432 due to differences between book and tax accounting, primarily for net operating losses. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

15

Eaton Vance

Enhanced Equity Income Fund II

December 31, 2020

Notes to Financial Statements — continued

As of December 31, 2020, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Post October capital losses	$(5,342,664)

Net unrealized appreciation	$600,260,776

At December 31, 2020, the Fund had a net capital loss of $5,342,664 attributable to security transactions incurred after October 31, 2020 that it has elected to defer. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending December 31, 2021.

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at December 31, 2020, as determined on a federal income tax basis, were as follows:

Aggregate cost	$455,906,267

Gross unrealized appreciation	$600,833,394

Gross unrealized depreciation	(572,618)

Net unrealized appreciation	$600,260,776

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM, a wholly-owned subsidiary of Eaton Vance Corp., as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 1.00% of the Fund’s average daily gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage, if any. For the year ended December 31, 2020, the Fund’s investment adviser fee amounted to $8,900,226. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. EVM also serves as administrator of the Fund, but receives no compensation.

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2020, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $337,934,024 and $436,515,548, respectively, for the year ended December 31, 2020.

5   Common Shares of Beneficial Interest and Shelf Offering

Common shares issued by the Fund pursuant to its dividend reinvestment plan for the years ended December 31, 2020 and December 31, 2019 were 93,428 and 157,939, respectively.

Pursuant to a registration statement filed with and declared effective on April 11, 2019 by the SEC, the Fund is authorized to issue up to an additional 3,584,261 common shares through an equity shelf offering program (the “shelf offering”). Under the shelf offering, the Fund, subject to market conditions, may raise additional capital from time to time and in varying amounts and offering methods at a net price at or above the Fund’s net asset value per common share. During the years ended December 31, 2020 and December 31, 2019, the Fund sold 668,511 and 1,106,090 common shares, respectively, and received proceeds (net of offering costs) of $12,051,025 and $18,409,016, respectively, through its shelf offering. The net proceeds in excess of the net asset value of the shares sold were $35,802 and $221,215 for the years ended December 31, 2020 and December 31, 2019, respectively. Offering costs (other than the applicable sales commissions) incurred in connection with the shelf offering were borne directly by EVM. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM, is the distributor of the Fund’s shares and is entitled to receive a sales commission from the Fund of 1.00% of the gross sales price per share, a portion of which is re-allowed to sales agents. The Fund was informed that the sales commissions retained by EVD during the years ended December 31, 2020 and December 31, 2019 were $24,346 and $37,191, respectively.

In August 2012, the Board of Trustees initially approved a share repurchase program for the Fund. Pursuant to the reauthorization of the share repurchase program by the Board of Trustees in March 2019, the Fund is authorized to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year at market prices when shares are trading at a discount to net asset value. The share repurchase program does not obligate the Fund to purchase a specific amount of shares. There were no repurchases of common shares by the Fund for the years ended December 31, 2020 and December 31, 2019, respectively.

16

Eaton Vance

Enhanced Equity Income Fund II

December 31, 2020

Notes to Financial Statements — continued

6   Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at December 31, 2020 is included in the Portfolio of Investments. At December 31, 2020, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund writes covered call options on individual stocks above the current value of the stock to generate premium income. In writing call options on individual stocks, the Fund in effect sells potential appreciation in the value of the applicable stock above the exercise price in exchange for the option premium received. The Fund retains the risk of loss, minus the premium received, should the price of the underlying stock decline.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at December 31, 2020 was as follows:

	Fair Value
Derivative	Asset Derivative	Liability Derivative(1)

Written options	$—	$(9,936,938)

(1)	Statement of Assets and Liabilities location: Written options outstanding, at value.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended December 31, 2020 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Written options	$(62,886,965)	$1,319,443

(1)	Statement of Operations location: Net realized gain (loss) – Written options.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Written options.

The average number of written options contracts outstanding during the year ended December 31, 2020, which is indicative of the volume of this derivative type, was 31,933 contracts.

7   Investments in Affiliated Funds

At December 31, 2020, the value of the Fund’s investment in affiliated funds was $152,824, which represents less than 0.05% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the year ended December 31, 2020 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$6,620,637	$149,961,783	$(156,432,559)	$3,567	$(604)	$152,824	$35,042	152,824

17

Eaton Vance

Enhanced Equity Income Fund II

December 31, 2020

Notes to Financial Statements — continued

8   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2020, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks

Communication Services	$144,402,803	$—		$—	$144,402,803

Consumer Discretionary	174,425,552	—		—	174,425,552

Consumer Staples	36,509,413	—		—	36,509,413

Financials	37,059,220	—		—	37,059,220

Health Care	151,308,855	6,686,909		—	157,995,764

Industrials	59,388,324	—		—	59,388,324

Information Technology	453,067,105	—		—	453,067,105

Materials	3,102,976	—		—	3,102,976

Total Common Stocks	$1,059,264,248	$6,686,909	*	$—	$1,065,951,157

Short-Term Investments	$—	$152,824		$—	$152,824

Total Investments	$1,059,264,248	$6,839,733		$—	$1,066,103,981

Liability Description

Written Covered Call Options	$(9,936,938)	$—		$—	$(9,936,938)

Total	$(9,936,938)	$—		$—	$(9,936,938)

*   Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

9   Risks and Uncertainties

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests.

18

Eaton Vance

Enhanced Equity Income Fund II

December 31, 2020

Notes to Financial Statements — continued

10   Additional Information

On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“Eaton Vance”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire Eaton Vance. Under the Investment Company Act of 1940, as amended, consummation of this transaction may be deemed to result in the automatic termination of an Eaton Vance Fund’s investment advisory agreement, and, where applicable, any related sub-advisory agreement. On November 10, 2020, the Fund’s Board approved a new investment advisory agreement. The new investment advisory agreement was approved by Fund shareholders at a joint special meeting of shareholders held on January 22, 2021, and would take effect upon consummation of the transaction.

19

Eaton Vance

Enhanced Equity Income Fund II

December 31, 2020

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Enhanced Equity Income Fund II:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Enhanced Equity Income Fund II (the “Fund”), including the portfolio of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 17, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

20

Eaton Vance

Enhanced Equity Income Fund II

December 31, 2020

Federal Tax Information (Unaudited)

The Form 1099-DIV you received in February 2021 showed the tax status of all distributions paid to your account in calendar year 2020. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of capital gains dividends.

Capital Gains Dividends.  The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2020, $5,235,465 or, if subsequently determined to be different, the net capital gain of such year.

21

Eaton Vance

Enhanced Equity Income Fund II

December 31, 2020

Dividend Reinvestment Plan

The Fund offers a dividend reinvestment plan (Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company, LLC (AST) as dividend paying agent. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by AST, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Fund’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Fund. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

22

Eaton Vance

Enhanced Equity Income Fund II

December 31, 2020

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account

Shareholder signature                                                           Date

Shareholder signature                                                           Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Enhanced Equity Income Fund II

c/o American Stock Transfer & Trust Company, LLC

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

23

Eaton Vance

Enhanced Equity Income Fund II

December 31, 2020

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

Even though the following description of the Board’s (as defined below) consideration of investment advisory agreements covers multiple funds, for purposes of this shareholder report, the description is only relevant as to Eaton Vance Enhanced Equity Income Fund II.

At a meeting held on November 10, 2020 (the “November Meeting”), the Board of Trustees (each, a “Board” and, collectively, the “Board”) of each closed-end Fund (each, a “Fund” and, collectively, the “Funds”1) managed by Eaton Vance Management (“Eaton Vance”), including a majority of the Board members (the “Independent Trustees”) who are not “interested persons” (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Funds or Eaton Vance, voted to approve a new investment advisory agreement between each Fund and Eaton Vance, each of which is intended to go into effect upon the completion of the Transaction (as defined below) (each, a “New Agreement” and, collectively, the “New Agreements”). The Board’s evaluative process is more fully described below. In voting its approval of the New Agreements at the November Meeting, the Board relied on an order issued by the Securities and Exchange Commission in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.

In voting its approval of the New Agreements, the Board of each Fund relied upon the recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to and during meetings leading up to the November Meeting, the Contract Review Committee reviewed and discussed information furnished by Eaton Vance and Morgan Stanley, as requested by the Independent Trustees, that the Contract Review Committee considered reasonably necessary to evaluate the terms of the New Agreements and to form its recommendations. Such information included, among other things, the terms and anticipated impacts of Morgan Stanley’s pending acquisition of Eaton Vance Corp. (the “Transaction”) on the Funds and their shareholders. In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Funds and their respective shareholders, the Board and its Contract Review Committee also considered information furnished for prior meetings of the Board and its committees, including, but not limited to, information provided in connection with the annual contract review process for the Funds, which most recently culminated in April 2020 (the “2020 Annual Approval Process”).

The Board of each Fund, including the Independent Trustees, concluded that the applicable New Agreement, including the fees payable thereunder, was fair and reasonable, and it voted to approve the New Agreement and to recommend that shareholders do so as well.

Shortly after the announcement of the Transaction, the Board, including all of the Independent Trustees, met with senior representatives from Eaton Vance and Morgan Stanley at its meeting held on October 13, 2020 to discuss certain aspects of the Transaction and the expected impacts of the Transaction on the Funds and their shareholders. As part of the Board’s evaluation process, counsel to the Independent Trustees, on behalf of the Contract Review Committee, requested additional information to assist the Independent Trustees in their evaluation of the New Agreements and the implications of the Transaction, as well as other contractual arrangements that may be affected by the Transaction. The Contract Review Committee considered information furnished by Eaton Vance and Morgan Stanley and their respective affiliates during meetings on November 5, 2020 and November 10, 2020.

The Contract Review Committee again met with senior representatives of Eaton Vance and Morgan Stanley at its meeting on November 10, 2020, to further discuss the approval of the New Agreements. The representatives from Eaton Vance and Morgan Stanley each made presentations to, and responded to questions from, the Independent Trustees. The Contract Review Committee considered Eaton Vance’s and Morgan Stanley’s responses related to the Transaction and specifically to the Funds, as well as information received in connection with the 2020 Annual Approval Process, with respect to its evaluation of the New Agreements. Among other information, the Board considered:

Information about the Transaction and its Terms

•

Information about the material terms and conditions, and expected impact, of the Transaction that relate to the Funds, including the expected impact on the businesses conducted by Eaton Vance with respect to the Funds and, with respect to those Funds (including Eaton Vance Enhanced Equity Income Fund II) that have shares registered under the Securities Act of 1933, as amended, pursuant to shelf registration statements, Eaton Vance Distributors, Inc. as the distributor of those shares;

•	Information about the advantages of the Transaction as they relate to the Funds and their shareholders;

•

A commitment that the Funds would not bear any expenses, directly or indirectly, in connection with the Transaction, including with respect to the solicitation of shareholder approval of the New Agreements;

•

A commitment that, for a period of three years after the Closing, at least 75% of each Fund’s Board members must not be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor investment adviser, if applicable) pursuant to Section 15(f)(1)(A) of the 1940 Act;

•

A commitment that Morgan Stanley would use its reasonable best efforts to ensure that it did not impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Funds as a result of the Transaction;

•

Information with respect to the potential impact of the Transaction on personnel and/or other resources of Eaton Vance and its affiliates, as well as any expected changes to compensation, including any retention-based compensation intended to incentivize key personnel at Eaton Vance and its affiliates;

•	Information regarding any changes that are expected with respect to the Funds’ slate of officers as a result of the Transaction;

[1]	References to the Funds do not include Eaton Vance Floating-Rate Income Plus Fund.

24

Eaton Vance

Enhanced Equity Income Fund II

December 31, 2020

Board of Trustees’ Contract Approval — continued

Information about Morgan Stanley

•	Information about Morgan Stanley’s overall business, including information about the advisory, brokerage and related businesses that Morgan Stanley operates;

•	Information about Morgan Stanley’s financial condition, including its access to capital and other resources required to support the investment advisory businesses related to the Funds;

•

Information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy, and any changes that Morgan Stanley contemplates implementing to the Funds in the short- or long-term following the closing of the Transaction (the “Closing”);

•

Information regarding risk management functions at Morgan Stanley and its affiliates, including how existing risk management protocols and procedures may impact the Funds and/or the businesses of Eaton Vance and its affiliates as they relate to the Funds;

•

Information on the anticipated benefits of the Transaction to the Funds with respect to potential additional distribution capabilities and the ability to access new markets and customer segments through Morgan Stanley’s distribution network, including, in particular, its institutional client base;

•

Information regarding the financial condition and reputation of Morgan Stanley, its worldwide presence, experience as a fund sponsor and manager, commitment to maintain a high level of cooperation with, and support to, the Funds, strong client service capabilities, and relationships in the asset management industry;

Information about the New Agreements

•	A representation that, after the Closing, all of the Funds will continue to be advised by Eaton Vance, and will continue under the “Eaton Vance” brand;

•

Information regarding the terms of the New Agreements, including certain changes as compared to the current investment advisory agreement between each Fund and Eaton Vance (collectively, the “Current Agreements”);

•	Information confirming that the fee rates payable under the New Agreements are not changed as compared to the Current Agreements;

•

A representation that the New Agreements will not cause any diminution in the nature, extent and quality of services provided by Eaton Vance to the Funds and their respective shareholders, including with respect to compliance and other non-advisory services;

Information about Fund Performance, Fees and Expenses

•

A report from an independent data provider comparing the investment performance of each Fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods as of the 2020 Annual Approval Process, as well as performance information as of a more recent date;

•

A report from an independent data provider comparing each Fund’s total expense ratio (and its components) to those of comparable funds as of the 2020 Annual Approval Process, as well as fee and expense information as of a more recent date;

•

In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by Eaton Vance in consultation with the Portfolio Management Committee of the Board as of the 2020 Annual Approval Process, as well as corresponding performance information as of a more recent date;

•

Comparative information concerning the fees charged and services provided by Eaton Vance to each Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such Fund(s), if any;

•	Profitability analyses of Eaton Vance with respect to each of the Funds as of the 2020 Annual Approval Process, as well as information regarding the impact of the Transaction on profitability;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services currently provided and expected to be provided to each Fund after the Closing, as well as each of the Funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of Fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information regarding any contemplated changes to the policies and practices of Eaton Vance with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information regarding the impact on trading and access to capital markets associated with the Funds’ post-Closing affiliations with Morgan Stanley and its affiliates, including potential restrictions with respect to the Funds’ ability to execute portfolio transactions with Morgan Stanley and its affiliates;

Information about Eaton Vance

•

Information about the financial results and condition of Eaton Vance since the culmination of the 2020 Annual Approval Process and any material changes in financial condition that are reasonably expected to occur before and after the Closing;

•

Confirmation that there are no immediately contemplated post-Closing changes to the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable post-Closing;

25

Eaton Vance

Enhanced Equity Income Fund II

December 31, 2020

Board of Trustees’ Contract Approval — continued

•	The Code of Ethics of Eaton Vance and its affiliates, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by Eaton Vance and its affiliates, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of Eaton Vance and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance and its affiliates;

•	Information concerning oversight of the relationship with the custodian, subcustodians and fund accountants by Eaton Vance and/or administrator to each of the Funds;

•

Information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices, trading volume data, distribution rates and other relevant matters;

•	Confirmation that Eaton Vance intends to continue to manage the Funds in a manner materially consistent with each Fund’s current investment objective(s) and principal investment strategies;

•	Information regarding Morgan Stanley’s commitment to maintaining competitive compensation arrangements to attract and retain highly qualified personnel;

•	Confirmation that Eaton Vance and Morgan Stanley will continue to keep the Board apprised of developments as the Transaction progresses and prior to and, as applicable, following the Closing;

•	Confirmation that the current senior management team at Eaton Vance has indicated its strong support of the Transaction; and

•

Information regarding the fact that Morgan Stanley and Eaton Vance Corp. will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered.

As indicated above, the Board and its Contract Review Committee also considered information received at its regularly scheduled meetings throughout the year, which included information from portfolio managers and other investment professionals of Eaton Vance regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the Funds’ investment objectives. The Board also received information regarding risk management techniques employed in connection with the management of the Funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the Funds, and received reports and participated in presentations provided by Eaton Vance and its affiliates with respect to such matters.

The Contract Review Committee was advised throughout the evaluation process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating the New Agreements and the weight to be given to each such factor. The conclusions reached with respect to the New Agreements were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Independent Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to the New Agreements.

Nature, Extent and Quality of Services

In considering whether to approve the New Agreements, the Board evaluated the nature, extent and quality of services currently provided to each Fund by Eaton Vance under the Current Agreements. In evaluating the nature, extent and quality of services to be provided by Eaton Vance under the New Agreements, the Board considered, among other information, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of Eaton Vance, and that Morgan Stanley and Eaton Vance have advised the Board that, following the Closing, there is not expected to be any diminution in the nature, extent and quality of services provided by Eaton Vance to the Funds and their shareholders, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction.

The Board also considered the financial resources of Morgan Stanley and Eaton Vance and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Board considered the benefits to the Funds of being part of a larger combined organization with greater financial resources following the Closing, particularly during periods of market disruptions and volatility. In this regard, the Board considered information provided by Morgan Stanley regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities and financial condition, as well as information on how the Funds are expected to fit within Morgan Stanley’s overall business strategy and any changes that Morgan Stanley contemplates in the short- or long-term following the Closing. The Board also noted Morgan Stanley’s and Eaton Vance’s commitment to keep the Board apprised of developments with respect to its long-term integration plans for Eaton Vance and existing Morgan Stanley affiliates and their respective personnel.

The Board considered Eaton Vance’s management capabilities, investment processes and investment performance in light of the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to each Fund. In particular, the Board considered the abilities and experience of Eaton Vance’s investment professionals in implementing each Fund’s investment strategies. The Board also took into account the resources dedicated to portfolio management and other services, the

26

Eaton Vance

Enhanced Equity Income Fund II

December 31, 2020

Board of Trustees’ Contract Approval — continued

compensation methods of Eaton Vance and other factors, including the reputation and resources of Eaton Vance to recruit and retain highly qualified research, advisory and supervisory investment professionals. With respect to the recruitment and retention of key personnel, the Board noted information from Morgan Stanley and Eaton Vance regarding the benefits of joining Morgan Stanley. In addition, the Board considered the time and attention devoted to the Funds by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services. With respect to the foregoing, the Board also considered information from Eaton Vance and Morgan Stanley regarding the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which Eaton Vance or its affiliates may be subject in managing the Funds and in connection with the Transaction. The Board considered the deep experience of Eaton Vance and its affiliates with managing and operating funds organized as exchange-listed closed-end funds, such as the Funds. In this regard, the Board considered, among other things, Eaton Vance’s and its affiliates’ experience with implementing leverage arrangements, monitoring and assessing trading price discounts and premiums and adhering to the requirements of securities exchanges.

The Board considered the compliance programs of Eaton Vance and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of Eaton Vance and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority. The Board also considered certain information relating to the compliance record of Morgan Stanley and its affiliates, including information requests in recent years from regulatory authorities. With respect to the foregoing, including the compliance programs of Eaton Vance, the Board noted information regarding the impact of the Transaction, as well as Eaton Vance’s and Morgan Stanley’s commitment to keep the Board apprised of developments with respect to its long-term integration plans for Eaton Vance and existing Morgan Stanley affiliates and their respective personnel.

The Board considered other administrative services provided and to be provided or overseen by Eaton Vance and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines. The Board noted information that the Transaction was not expected to have any material impact on such matters in the near-term.

In evaluating the nature, extent and quality of the services to be provided under the New Agreements, the Board also considered investment performance information provided for each Fund in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. In this regard, the Board compared each Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices and, for certain Funds, a custom peer group of similarly managed funds. The Board also considered, where applicable, Fund-specific performance explanations based on criteria established by the Board in connection with the 2020 Annual Approval Process and, where applicable, performance explanations as of a more recent date. In addition to the foregoing information, it was also noted that the Board has received and discussed with management information throughout the year at periodic intervals comparing each Fund’s performance against applicable benchmark indices and peer groups. In addition, the Board considered each Fund’s performance in light of overall financial market conditions. Where a Fund’s relative underperformance to its peers was significant during one or more specified periods, the Board noted the explanations from Eaton Vance concerning the Fund’s relative performance versus the peer group.

After consideration of the foregoing factors, among others, and based on their review of the materials provided and the assurances received from, and recommendations of, Eaton Vance and Morgan Stanley, the Board determined that the Transaction was not expected to adversely affect the nature, extent and quality of services provided to the Funds by Eaton Vance and its affiliates and that the Transaction was not expected to have an adverse effect on the ability of Eaton Vance and its affiliates to provide those services. The Board concluded that the nature, extent and quality of services expected to be provided by Eaton Vance, taken as a whole, are appropriate and expected to be consistent with the terms of the New Agreements.

Management Fees and Expenses

The Board considered contractual fee rates payable by each Fund for advisory and administrative services (referred to collectively as “management fees”) in connection with the 2020 Annual Approval Process, as well as information provided as of a more recent date. As part of its review, the Board considered each Fund’s management fees and total expense ratio over various periods, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses.

The Board also considered factors, and, where applicable, certain Fund-specific factors, that had an impact on a Fund’s total expense ratio relative to comparable funds, as identified by Eaton Vance in response to inquiries from the Contract Review Committee. The Board considered that the New Agreement does not change a Fund’s management fee rate or the computation method for calculating such fees, including any separately executed permanent contractual management fee reduction currently in place for the Fund.

The Board also received and considered, where applicable, information about the services offered and the fee rates charged by Eaton Vance to other types of accounts with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as a Fund. In this regard, the Board received information about the differences in the nature and scope of services Eaton Vance provides to the Funds as compared to other types of accounts and the material differences in compliance, reporting and other legal burdens and risks to Eaton Vance as between each Fund and other types of accounts.

27

Eaton Vance

Enhanced Equity Income Fund II

December 31, 2020

Board of Trustees’ Contract Approval — continued

After considering the foregoing information, and in light of the nature, extent and quality of the services expected to be provided by Eaton Vance, the Board concluded that the management fees charged for advisory and related services are reasonable with respect to its approval of the New Agreements.

Profitability and “Fall-Out” Benefits

During the 2020 Annual Approval Process, the Board considered the level of profits realized by Eaton Vance and relevant affiliates thereof in providing investment advisory and administrative services to the Funds and to all Eaton Vance funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by Eaton Vance and its affiliates to third parties in respect of distribution or other services. In light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by Eaton Vance and its affiliates were not deemed to be excessive by the Board.

The Board noted that Morgan Stanley and Eaton Vance are expected to realize, over time, cost savings from the Transaction based on eliminating duplicate corporate overhead expenses. The Board considered, however, information from Eaton Vance and Morgan Stanley that such cost savings are not expected to be realized immediately upon the Closing and that, accordingly, there are currently no specific expected changes in the levels of profitability associated with the advisory and other services provided to the Funds that are contemplated as a result of the Transaction. The Board noted that it will continue to receive information regarding profitability during its annual contract review processes, including the extent to which cost savings and/or other efficiencies result in changes to profitability levels.

The Board also considered direct or indirect fall-out benefits received by Eaton Vance and its affiliates in connection with their respective relationships with the Funds, including the benefits of research services that may be available to Eaton Vance and its affiliates as a result of securities transactions effected for the Funds and other investment advisory clients. In evaluating the fall-out benefits to be received by Eaton Vance and its affiliates under the New Agreements, the Board considered whether the Transaction would have an impact on the fall-out benefits currently realized by Eaton Vance and its affiliates in connection with services provided pursuant to the Current Agreements.

The Board of each Fund considered that Morgan Stanley may derive reputational and other benefits from its ability to use the names of Eaton Vance and its affiliates in connection with operating and marketing the Funds. The Board considered that the Transaction, if completed, would significantly increase Morgan Stanley’s assets under management and expand Morgan Stanley’s investment capabilities.

Economies of Scale

The Board also considered the extent to which Eaton Vance and its affiliates, on the one hand, and the Funds, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific Fund or group of funds. As part of the 2020 Annual Approval Process, the Board reviewed data summarizing the increases and decreases in the assets of the Funds and of all Eaton Vance funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of Eaton Vance and its affiliates may have been affected by such increases or decreases.

The Board noted that Morgan Stanley and Eaton Vance are expected to benefit from possible growth of the Funds resulting from enhanced distribution capabilities, including with respect to the Funds’ potential access to Morgan Stanley’s institutional client base. Based upon the foregoing, the Board concluded that the Funds currently share in the benefits from economies of scale, if any, when they are realized by Eaton Vance, and that the Transaction is not expected to impede a Fund from continuing to benefit from any future economies of scale realized by Eaton Vance. The Board also considered the fact that the Funds are not continuously offered in the same manner as an open-end fund and that, notwithstanding that certain Funds (including Eaton Vance Enhanced Equity Income Fund II) are authorized to issue additional common shares through a shelf offering, the Funds’ assets may not increase materially in the foreseeable future.

Conclusion

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described above, the Contract Review Committee recommended to the Board approval of the New Agreements. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, unanimously voted to approve the New Agreements for the Funds and recommended that shareholders approve the New Agreements.

28

Eaton Vance

Enhanced Equity Income Fund II

December 31, 2020

Management and Organization

Fund Management.  The Trustees of Eaton Vance Enhanced Equity Income Fund II (the Fund) are responsible for the overall management and supervision of the Fund’s affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 144 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 143 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds.

Name and Year of Birth	Position(s) with the Fund	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Class I Trustee	Until 2023. Trustee since 2007.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 143 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Fund.

Directorships in the Last Five Years. Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Class III Trustee	Until 2022. Trustee since 2016.

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Class I Trustee	Until 2023. Trustee since 2014.

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Class II Trustee	Until 2021. Trustee since 2014.

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Other Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Class III Trustee	Until 2022. Trustee since 2014.

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc.

(digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

29

Eaton Vance

Enhanced Equity Income Fund II

December 31, 2020

Management and Organization — continued

Name and Year of Birth	Position(s) with the Fund	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Class II Trustee	Until 2021. Chairperson of the Board since 2016 and Trustee since 2003.

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Class II Trustee	Until 2021. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Class I Trustee	Until 2023. Trustee since 2018.

Private investor, researcher and lecturer. Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Director (since 2016) and

Chairman (since 2019) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Class III Trustee	Until 2022. Trustee since 2018.

Private investor. Member of Posse Boston Advisory Board (foundation) (since 2015). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Class II Trustee	Until 2021. Trustee since 2015.

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance and reinsurance) (2015-2018). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Class I Trustee	Until 2023. Trustee since 2016.

Private Investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Position(s) with the Fund	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Edward J. Perkin 1972	President	2014	Vice President and Chief Equity Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Deidre E. Walsh 1971	Vice President	2009	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

30

Eaton Vance

Enhanced Equity Income Fund II

December 31, 2020

Management and Organization — continued

Name and Year of Birth	Position(s) with the Fund	Officer Since(2)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election. Each officer serves until his or her successor is elected.

31

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers including auditors, accountants, and legal counsel. Eaton Vance may share your personal information with our affiliates. Eaton Vance may also share your information as required or permitted by applicable law.

•	We have adopted a Privacy Program we believe is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to your information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance WaterOak Advisors, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. American Stock Transfer & Trust Company, LLC (“AST”), the closed-end funds transfer agent, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct AST, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact AST or your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by AST or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

32

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

2426    12.31.20

Item 2.	Code of Ethics

The registrant (sometimes referred to as the “Fund” has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3.	Audit Committee Financial Expert

The registrant’s Board of Trustees (the “Board”) has designated George J. Gorman and William H. Park, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm).

Item 4.	Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended December 31, 2019 and December 31, 2020 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	12/31/19	12/31/20
Audit Fees	$51,950	$51,950
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$21,017	$19,707
All Other Fees(3)	$0	$0

Total	$72,967	$71,657

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended December 31, 2019 and December 31, 2020; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	12/31/19	12/31/20
Registrant	$21,017	$19,707
Eaton Vance(1)	$59,903	$150,300

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. George J. Gorman (Chair), William H. Park, Helen Frame Peters and Scott E. Wennerholm are the members of the registrant’s audit committee.

Item 6.	Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of the Fund has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The trustees will review the Policies annually. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board, or any committee, sub-committee or group of independent trustees identified by the Board, which will instruct the investment adviser on the appropriate course of action. If the Board Members are unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund, the investment adviser may vote such proxy, provided that it discloses the existence of the material conflict to the Chairperson of the Fund’s Board as soon as practicable and to the Board at its next meeting.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies in accordance with customized proxy voting guidelines (the “Guidelines”) and/or refer them back to the investment adviser pursuant to the Policies.

The Agent is required to establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest. The Guidelines include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses. The investment adviser may cause the Fund to abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote or it is unable to access or access timely ballots or other proxy information, among other stated reasons. The Agent will refer Fund proxies to the investment adviser for instructions under circumstances where, among others: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines require input from the investment adviser. When a proxy voting issue has been referred to the investment adviser, the analyst (or portfolio manager if applicable) covering the company subject to the proxy proposal determines the final vote (or decision not to vote) and the investment adviser’s Proxy Administrator (described below) instructs the Agent to vote accordingly for securities held by the Fund. Where more than one analyst covers a particular company and the recommendations of such analysts voting a proposal conflict, the investment adviser’s Global Proxy Group (described below) will review such recommendations and any other available information related to the proposal and determine the manner in which it should be voted, which may result in different recommendations for the Fund that may differ from other clients of the investment adviser.

The investment adviser has appointed a Proxy Administrator to assist in the coordination of the voting of client proxies (including the Fund’s) in accordance with the Guidelines and the Policies. The investment adviser and its affiliates have also established a Global Proxy Group. The Global Proxy Group develops the investment adviser’s positions on all major corporate issues, creates the Guidelines and oversees the proxy voting process. The Proxy Administrator maintains a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter. Before instructing the Agent to vote contrary to the Guidelines or the recommendation of the Agent, the Proxy Administrator will provide the Global Proxy Group with the Agent’s recommendation for the proposal along with any other relevant materials, including the basis for the analyst’s recommendation. The Proxy Administrator will then instruct the Agent to vote the proxy in the manner determined by the Global Proxy Group. A similar process will be followed if the Agent has a conflict of interest with respect to a proxy. The investment adviser will report to the Fund’s Board any votes cast contrary to the Guidelines or Agent recommendations, as applicable, no less than annually.

The investment adviser’s Global Proxy Group is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are predetermined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflict of interest. The investment adviser will monitor situations that may result in a conflict of interest between any of its clients and the investment adviser or any of its affiliates by maintaining a list of significant existing and prospective corporate clients. The Proxy Administrator will compare such list with the names of companies of which he or she has been referred a proxy statement (the “Proxy Companies”). If a company on the list is also a Proxy Company, the Proxy Administrator will report that fact to the Global Proxy Group. If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines, the Global Proxy Group will first determine, in consultation with legal counsel if necessary, whether a material conflict exists. If it is determined that a material conflict exists, the investment adviser will seek instruction on how the proxy should be voted from the Fund’s Board, or any committee or subcommittee identified by the Board. If a matter is referred to the Global Proxy Group, the decision made and basis for the decision will be documented by the Proxy Administrator and/or Global Proxy Group.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” or “Eaton Vance”) is the investment adviser of the Fund. Michael A. Allison, Yana S. Barton and Lewis R. Piantedosi comprise the investment team responsible for the overall and day-to-day management of the Fund’s investments.

Mr. Allison is a Vice President of EVM, is a member of EVM’s Equity Strategy Committee and has been a portfolio manager of the Fund since July 2008. Ms. Barton and Mr. Piantedosi are Vice Presidents of EVM and have been portfolio managers of the Fund since September 2014. Messrs. Allison and Piantedosi and Ms. Barton have managed other Eaton Vance portfolios for over five years. This information is provided as of the date of filing this report.

The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts		Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Michael A. Allison(1)
Registered Investment Companies	17	$44,469.2		0	$0
Other Pooled Investment Vehicles	14	$31,114.2	(3)	0	$0
Other Accounts	1	$0.5		0	$0

Yana S. Barton(2)
Registered Investment Companies	5	$30,035.4		0	$0
Other Pooled Investment Vehicles	15	$31,140.1	(3)	0	$0
Other Accounts	7	$92.0		0	$0

Lewis R. Piantedosi(1)(2)
Registered Investment Companies	6	$30,633.5		0	$0
Other Pooled Investment Vehicles	12	$19,693.3	(3)	0	$0
Other Accounts	7	$92.0		0	$0

(1)

This portfolio manager serves as portfolio manager of one or more registered investment companies that invests or may invest in one or more underlying registered investment companies in the Eaton Vance family of funds or other pooled investment vehicles sponsored by Eaton Vance. The underlying investment companies may be managed by this portfolio manager or another portfolio manager.

(2)

This portfolio manager provides advisory services for certain of the “Other Accounts” on a nondiscretionary or model basis. For “Other Accounts” that are part of a wrap account program, the number of accounts is the number of sponsors for which the portfolio manager provides advisory services rather than the number of individual customer accounts within each wrap account program. The assets managed may include assets advised on a nondiscretionary or model basis.

(3)

Certain of these “Other Pooled Investment Vehicles” invest a substantial portion of their assets either in a registered investment company or in a separate pooled investment vehicle managed by this portfolio manager or another Eaton Vance portfolio manager.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund
Michael A. Allison	$10,001 – $50,000
Yana S. Barton	None
Lewis R. Piantedosi	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has the following primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual non-cash compensation consisting of restricted shares of EVC nonvoting common stock that generally are subject to a vesting schedule. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to Sharpe ratio, which uses standard deviation and excess return to determine reward per unit of risk.

Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10.	Submission of Matters to a Vote of Security Holders

No material changes.

Item 11.	Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

No activity to report for the registrant’s most recent fiscal year end.

Item 13.	Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

(c)	Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions paid pursuant to the Registrant’s Managed Distribution Plan.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Enhanced Equity Income Fund II

By:	/s/ Edward J. Perkin
Edward J. Perkin
President

Date:	February 24, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	February 24, 2021

By:	/s/ Edward J. Perkin
Edward J. Perkin
President

Date:	February 24, 2021